UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):
November 7, 2012
PINNACLE AIRLINES CORP.
(Exact Name of Registrant as Specified in Charter)

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I. R. S. Employer Identification No.)
Delaware	001-31898	03-0376558
(Address of principal executive offices)	(Zip Code)
40 South Main Street, Memphis, TN	38103
Registrant’s telephone number, including area code
(901)-348-4100
(Former name or former address, if changed since last report.)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

On November 7, 2012, Pinnacle Airlines Corp., debtor-in-possession (the “Company”) and Delta Air Lines, Inc. (“Delta”) entered into a Third Amendment to Senior Secured Super-Priority Debtor-in-Possession Credit Agreement pursuant to which the Credit Agreement was modified to extend the date by which the Company must file a Plan of Reorganization and disclosure statement that are reasonably acceptable to Delta from November 12, 2012 (225 days after the commencement of the Company’s bankruptcy proceeding) to a date which is no later than the earlier of (i) thirty (30) days after entry of a final order by the Bankruptcy Court granting the Company’s Section 1113 motions or (ii) December 30, 2012.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PINNACLE AIRLINES CORP.
(Registrant)

By:   /s/ Brian T. Hunt
Brian T Hunt
Senior Vice President and General Counsel
November 13, 2012